UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM N-CSR
_______________________________________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22802

_______________________________________________
FS Credit Opportunities Corp.
(Exact name of registrant as specified in charter)
 _______________________________________________

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

 _______________________________________________

Michael C. Forman
FS Credit Opportunities Corp.
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)
 _______________________________________________
Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.
(a)The semi-annual report, or the Semi-Annual Report of FS Credit Opportunities Corp., or the Fund, for the six months ended June 30, 2025 transmitted to stockholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended, or the 1940 Act, is as follows:

FSCO Portfolio Highlights

As of June 30, 2025

Senior secured debt represented 86% of the Fund’s portfolio.

Portfolio composition (by fair value)*		Industry classification (by fair value)*
Senior Secured Loans—First Lien	78%	Consumer Services	16%
Senior Secured Loans—Second Lien	3%	Health Care Equipment & Services	13%
Senior Secured Bonds	5%	Commercial & Professional Services	12%
Unsecured Debt	4%	Capital Goods	10%
Asset Based Finance	2%	Software & Services	7%
Equity/Other	8%	Consumer Durables & Apparel	6%
		Financial Services	6%
		Materials	4%
		Consumer Discretionary Distribution & Retail	4%
		Pharmaceuticals, Biotechnology & Life Sciences	4%
		Transportation	3%
		Media & Entertainment	3%
		Energy	2%
		Automobiles & Components	2%
		Real Estate Management & Development	2%
		Telecommunication Services	2%
		Food, Beverage & Tobacco	1%
		Technology Hardware & Equipment	1%
		Household & Personal Products	1%
		Insurance	1%

_____________
* Derivatives are not included in this table. Holdings subject to change.

FSCO Officers + Directors

Officers

Michael Forman	Stephen S. Sypherd
President & Chief Executive Officer	Vice President, Treasurer & Secretary

James Beach	James F. Volk
Chief Operating Officer	Chief Compliance Officer

Edward T. Gallivan, Jr.
Chief Financial Officer

Board of Directors

Michael Forman	Barbara J. Fouss
Chairman	Director
Chairman & Chief Executive Officer	Executive Director
Future Standard	Gravina Family Office

Keith Bethel	Philip E. Hughes, Jr.
Director	Director
Partner & Chief Executive Officer	Vice-Chairman
Triple B Hospitality Group	Keystone Industries

Walter W. Buckley, III	Robert N.C. Nix, III
Director	Director
Managing Partner & Co-Chief Investment Officer	President
SEMCAP	Pleasant News, Inc.

Della Clark
Director
President
The Enterprise Center

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments
As of June 30, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—100.6%
545/350 Lago Mar East Development, Ltd.	(l)	Real Estate Management & Development	14.5% PIK (14.5% Max PIK)		8/15/28	$11,903	$12,016	$12,483
545/350 Lago Mar East Development, Ltd.	(g)(l)	Real Estate Management & Development	14.5% PIK (14.5% Max PIK)		8/15/28	2,167	2,167	2,272
Accupac, LLC	(l)	Pharmaceuticals, Biotechnology & Life Sciences	S+700 PIK (S+700 Max PIK)	2.0%	12/31/29	45,340	44,465	44,603
Accupac, LLC	(g)(l)	Pharmaceuticals, Biotechnology & Life Sciences	S+700 PIK (S+700 Max PIK)	2.0%	12/31/29	3,134	3,134	3,083
Aircraft Performance Group, Inc.	(l)	Software & Services	S+575	3.0%	12/27/29	22,885	22,527	22,513
Alegeus Technologies Holdings Corp.	(l)	Health Care Equipment & Services	S+675	1.0%	11/5/29	29,775	29,114	29,105
All Day AcquisitionCo, LLC	(l)	Consumer Services	S+650	1.5%	4/30/30	31,557	30,906	30,966
All Day AcquisitionCo, LLC	(g)(l)	Consumer Services	S+650	1.5%	4/30/30	3,443	3,443	3,378
ANCILE Solutions, Inc.	(e)(l)	Software & Services	S+1000	1.0%	6/11/26	30,678	30,678	31,483
Ansira Partners, Inc.	(l)	Media & Entertainment	S+675	1.5%	7/1/29	26,709	26,068	24,872
Ansira Partners, Inc.	(g)(l)	Media & Entertainment	S+675	1.5%	7/1/29	2,951	2,951	2,748
APTIM Corp.	(e)	Commercial & Professional Services	S+750	0.0%	5/23/29	27,500	27,500	27,156
Array Midco, Corp.	(l)	Commercial & Professional Services	S+650	3.0%	12/31/29	29,265	28,696	28,241
Array Midco, Corp.	(g)(l)	Commercial & Professional Services	S+650	3.0%	12/31/29	3,359	3,359	3,241
Arrow Purchaser, Inc.	(e)	Consumer Discretionary Distribution & Retail	S+675	1.0%	4/15/26	12,400	12,398	11,439
Ascena Retail Group, Inc.	(e)(i)(p)	Consumer Discretionary Distribution & Retail		0.8%	8/21/22	35,525	11,795	124
CCS Acquisition, LLC	(l)	Health Care Equipment & Services	S+550	1.0%	12/30/30	18,026	17,754	17,846
CCS Acquisition, LLC	(g)(l)	Health Care Equipment & Services	S+550	1.0%	12/30/30	4,929	4,929	4,879
CircusTrix Holdings, LLC	(l)	Consumer Services	S+650	1.0%	7/18/28	37,228	37,228	37,973
CircusTrix Holdings, LLC	(g)(l)	Consumer Services	S+650	1.0%	7/18/28	2,151	2,151	2,172
Claros Mortgage Trust, Inc.	(e)	Financial Services	S+450	0.5%	8/9/26	20,184	19,178	19,591
Core Health & Fitness, LLC	(l)	Consumer Services	S+800	3.0%	6/18/29	39,600	38,745	39,897
Crusoe Energy Systems, LLC	(l)	Software & Services	16.0%		1/6/29	24,365	24,801	24,700
Domain Timberlake Note Issuer, LLC	(l)	Real Estate Management & Development	S+650	1.0%	12/20/29	23,200	23,223	23,432
Electrical Components International, Inc.	(l)	Capital Goods	S+650	2.0%	5/10/29	46,926	46,146	47,395
Electrical Components International, Inc.	(g)(l)	Capital Goods	S+650	2.0%	5/10/29	2,600	2,600	2,626
Firmus Metal Singapore Pte. Ltd.	(l)	Software & Services	S+1100	3.0%	6/12/29	13,290	13,290	13,290
Firmus Metal Singapore Pte. Ltd.	(g)(l)	Software & Services	S+1100	3.0%	6/12/29	4,500	4,500	4,500
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
First Brands Group, LLC	(e)	Automobiles & Components	S+500	1.0%	3/30/27	$14,838	$14,694	$14,060
First Brands Group, LLC		Automobiles & Components	S+500	1.0%	3/30/27	21,230	19,359	19,956
Future Pak, LLC	(l)	Materials	S+600	2.0%	3/21/30	19,600	19,229	19,233
Grass Valley USA, LLC	(l)	Technology Hardware & Equipment	S+700, 2.5% PIK (2.5% Max PIK)	3.0%	3/15/29	17,565	17,151	17,433
Grass Valley USA, LLC	(g)(l)	Technology Hardware & Equipment	S+700, 2.5% PIK (2.5% Max PIK)	3.0%	3/15/29	4,427	4,427	4,394
KIK ASS Products, Inc.	(l)	Pharmaceuticals, Biotechnology & Life Sciences	S+650	1.5%	11/13/27	17,553	16,949	17,202
KIK ASS Products, Inc.	(g)(l)	Pharmaceuticals, Biotechnology & Life Sciences	S+650	1.5%	11/13/27	7,440	7,440	7,291
Lance East Holdings Pty Ltd.	(l)	Financial Services	16.8%		9/12/26	15,000	15,000	15,094
LaserShip, Inc.	(e)(i)(p)	Transportation	S+150, 7.0% PIK (7.0% Max PIK)	0.8%	8/10/29	22,086	7,095	6,810
LHS Borrower, LLC	(e)	Capital Goods	S+475	0.5%	2/16/29	974	871	898
LifeScan Global Corp.	(e)(i)(p)	Health Care Equipment & Services	S+650	0.0%	12/31/26	35,214	33,519	23,312
LogRhythm, Inc.	(l)	Software & Services	S+750	1.0%	7/2/29	29,091	28,315	28,145
LogRhythm, Inc.	(g)(l)	Software & Services	S+750	1.0%	7/2/29	2,909	2,909	2,815
LR Orion Bidco Ltd.	(l)	Software & Services	S+550	0.0%	11/22/31	16,819	16,941	17,008
LR Orion Bidco Ltd.	(g)(l)	Software & Services	SA+300	0.0%	5/22/31	£1,607	2,013	2,013
LR Orion Bidco Ltd.	(g)(l)	Software & Services	S+550	0.0%	11/22/31	$2,242	2,242	2,268
Management Health Systems, LLC	(l)	Health Care Equipment & Services	S+625	1.0%	12/31/27	26,500	26,247	26,235
Maverick Gaming, LLC	(e)(i)(p)	Consumer Services	S+950 PIK (S+950 Max PIK)	1.0%	6/3/28	14,846	15,705	9,502
Maverick Gaming, LLC	(e)(i)(p)	Consumer Services	S+950	1.0%	6/3/28	4,573	4,573	4,218
MLN US Holdco, LLC	(e)(i)(p)	Technology Hardware & Equipment	S+800	3.0%	6/20/30	300	256	256
Monitronics International, LLC	(e)(q)	Commercial & Professional Services	S+750	3.0%	6/30/28	50,712	50,717	50,078
Mountaineer Merger Corp.	(e)(i)(p)	Consumer Discretionary Distribution & Retail	S+700	0.8%	10/26/28	12,938	12,724	7,116
Mountaineer Merger Corp.	(e)(l)	Consumer Discretionary Distribution & Retail	S+700 PIK (S+700 Max PIK)	0.8%	10/26/28	1,188	1,188	1,188
Mountaineer Merger Corp.	(e)(l)	Consumer Discretionary Distribution & Retail	S+800 PIK (S+800 Max PIK)	0.8%	10/26/28	1,257	1,257	1,257
Mountaineer Merger Corp.	(g)(l)	Consumer Discretionary Distribution & Retail	S+800 PIK (S+800 Max PIK)	0.8%	10/26/28	2,094	2,094	2,094
Neovia Logistics, LP	(e)	Transportation	S+900 PIK (S+900 Max PIK)	0.5%	11/1/27	51,581	48,994	51,839
New WPCC Parent, LLC	(e)(l)(q)	Health Care Equipment & Services	S+950	2.0%	5/9/30	10,384	10,384	10,384
Olibre Borrower, LLC	(l)	Consumer Durables & Apparel	S+575	1.0%	1/3/30	27,860	27,354	27,338
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
OmniMax International, LLC	(l)	Capital Goods	S+575	1.0%	12/6/30	$39,900	$39,274	$39,202
Onbe, Inc.	(l)	Financial Services	S+550	1.0%	7/25/31	26,865	26,385	26,361
One Call Corp.	(e)	Health Care Equipment & Services	S+550	0.8%	4/22/27	40,399	39,446	40,382
Powerhouse Intermediate, LLC	(l)	Commercial & Professional Services	S+1025	1.0%	1/12/27	36,814	36,103	36,860
Pretium PKG Holdings, Inc.	(e)	Materials	S+375, 1.3% PIK (1.3% Max PIK)	1.0%	10/2/28	22,692	22,438	22,704
Project Granite Buyer, Inc.	(l)	Insurance	S+575	0.8%	12/31/31	10,380	10,145	10,186
Project Granite Buyer, Inc.	(g)(l)	Insurance	S+575	0.8%	12/31/31	962	962	944
Project Granite Buyer, Inc.	(g)(l)	Insurance	S+575	0.8%	12/31/30	1,606	1,606	1,577
Pyxus Holdings, Inc.	(e)	Food, Beverage & Tobacco	S+800	1.5%	12/31/27	12,234	10,274	11,643
Pyxus Holdings, Inc.	(e)	Food, Beverage & Tobacco	S+800	1.5%	12/31/27	8,156	7,658	8,197
Recovery Solutions Parent, LLC	(l)(q)	Health Care Equipment & Services	S+750 PIK (S+750 Max PIK)	2.0%	1/27/30	15,308	15,308	15,308
Restoration Forest Products Group, LLC	(l)	Materials	S+1000 PIK (S+1000 Max PIK)	3.0%	5/5/28	25,000	24,285	24,281
Revlon Intermediate Holdings IV, LLC	(e)	Household & Personal Products	S+688	1.0%	5/2/28	15,000	15,030	14,728
Riddell, Inc.	(l)	Consumer Durables & Apparel	S+600, 0.0% PIK (3.0% Max PIK)	1.0%	3/29/29	11,789	11,552	11,539
Riddell, Inc.	(g)(l)	Consumer Durables & Apparel	S+600, 0.0% PIK (3.0% Max PIK)	1.0%	3/29/29	1,250	1,250	1,223
Salt Creek Aggregator HoldCo, LLC	(e)(l)	Energy	8.0% PIK (8.0% Max PIK)		7/12/26	21,594	21,644	21,540
SuperRego, LLC	(l)	Consumer Services	15.0% PIK (15.0% Max PIK)		3/30/30	31,397	30,894	31,279
TCFIII Owl Finance LLC	(l)	Capital Goods	12.0% PIK (12.0% Max PIK)		1/30/27	66,590	66,204	59,848
Titan Purchaser, Inc.	(e)	Materials	S+600	1.0%	3/1/30	14,971	14,918	15,027
Travelpro Group Holdings, Inc.	(l)	Consumer Durables & Apparel	S+800	3.0%	10/24/28	41,388	40,646	40,094
TruGreen, LP	(e)	Commercial & Professional Services	S+400	0.8%	11/2/27	13,690	13,034	13,023
United Gaming LLC	(e)(l)	Consumer Services	S+900	0.0%	11/30/26	45,456	45,328	45,285
United Gaming LLC	(g)(l)	Consumer Services	S+900	0.0%	11/30/26	118	118	118
United Site Services, Inc.	(e)	Commercial & Professional Services	S+625	0.5%	4/30/30	5,000	5,101	5,025
Vohra Wound Physicians Management, LLC	(l)	Health Care Equipment & Services	S+667	2.5%	8/28/25	36,160	35,985	36,289
WildBrain Ltd.	(l)	Media & Entertainment	S+600	1.0%	7/23/29	31,012	30,492	30,741
WildBrain Ltd.	(g)(l)	Media & Entertainment	S+600	1.0%	7/23/29	2,699	2,699	2,675
WMK, LLC	(l)	Consumer Discretionary Distribution & Retail	S+650	3.0%	1/25/28	18,075	17,676	17,601
WMK, LLC	(g)(l)	Consumer Discretionary Distribution & Retail	S+650	3.0%	1/25/28	1,333	1,333	1,298
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Wok Holdings, Inc.		Consumer Services	S+625	0.0%	9/3/29	$22,321	$21,455	$19,635
Total Senior Secured Loans—First Lien							1,550,042	1,515,341
Unfunded Loan Commitments							(58,327)	(58,327)
Net Senior Secured Loans—First Lien							1,491,715	1,457,014

Senior Secured Loans—Second Lien—4.2%
MBS Services Holdings, LLC	(l)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/20/30	34,420	33,571	30,892
Salt Creek Aggregator HoldCo, LLC	(e)(i)(l)	Energy			7/12/27	23,486	18,450	19,728
Salt Creek Aggregator HoldCo, LLC	(e)(i)(l)	Energy			7/12/27	3,701	1,996	2,475
TruGreen, LP	(e)	Commercial & Professional Services	S+850	0.8%	11/2/28	10,000	9,889	8,015
Total Senior Secured Loans—Second Lien							63,906	61,110

Senior Secured Bonds—6.5%
Digicel International Finance Ltd.	(o)	Telecommunication Services	9.0%, 1.5% PIK (1.5% Max PIK)		5/25/27	31,988	31,580	32,343
Grass Valley Canada ULC	(i)(l)(p)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	€2,579	838	1,203
Grass Valley Dutch Acquisition B.V.	(i)(l)(p)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	597	194	278
Grass Valley Dutch Holdco B.V.	(i)(l)(p)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	285	93	133
Guitar Center, Inc.	(n)(o)	Consumer Discretionary Distribution & Retail	8.5%		1/15/26	$37,000	37,032	29,792
Medicine Man Technologies, Inc., Convertible Note	(i)(l)(p)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%, 4.0% PIK (4.0% Max PIK)		12/3/26	17,288	16,623	6,111
Universal Entertainment Corp.	(n)(o)	Consumer Durables & Apparel	9.9%		8/1/29	25,375	25,165	24,819
Total Senior Secured Bonds							111,525	94,679

Unsecured Debt—4.6%
LHS, LLC	(l)	Capital Goods	12.0% PIK (12.0% Max PIK)		2/26/27	42,245	42,094	39,869
Pioneer Midco, LLC	(l)	Consumer Services	11.6% PIK (11.6% Max PIK)		11/18/30	27,098	27,107	27,233
Total Unsecured Debt							69,201	67,102

Asset Based Finance—3.2%
Bridge Street CLO I Ltd., Subordinated Notes	(l)(m)(n)(q)	Financial Services	21.4%		7/20/37	28,200	22,085	21,426
Bridge Street CLO I Ltd., Tranche D Notes	(m)(n)(q)	Financial Services	S+705		7/20/37	3,500	3,500	3,495
Bridge Street CLO II Ltd., Subordinated Notes	(l)(m)(n)(q)	Financial Services	18.9%		7/20/34	28,560	23,598	20,789
Total Asset Based Finance							49,183	45,710
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
Equity/Other—9.8%
Chinos Holdings, Inc., Warrants	(i)	Consumer Discretionary Distribution & Retail			412,738	$1,446	$429
Drive Assurance Corp., Common Equity	(i)(l)	Insurance			18,760	19	1,320
Drive Assurance Corp., Preferred Stock	(l)	Insurance	10.0% PIK (10.0% Max PIK)		1,249	1,249	1,249
Guitar Center, Inc., Preferred Equity	(e)(i)(l)(p)	Consumer Discretionary Distribution & Retail	15.0%		9,691	8,364	—
MBS Services Holdings, LLC, A-3 Units	(i)(k)(l)	Commercial & Professional Services			522,382	522	131
MLN US Holdco, LLC, Common Equity	(e)(i)(l)	Technology Hardware & Equipment			13,210	—	—
Monitronics International, LLC, Common Equity	(e)(i)(q)	Commercial & Professional Services			997,489	13,517	14,464
Nelson Global Products, Inc., Common Equity	(i)(l)	Automobiles & Components			43,998	1,231	683
Nelson Global Products, Inc., Series A Preferred Stock	(i)(l)	Automobiles & Components			1,268	1,268	1,268
New Giving Acquisition, Inc., Common Equity	(l)(r)	Health Care Equipment & Services			205,227	—	28,824
New WPCC Parent, LLC, Common Equity	(e)(i)(l)(q)	Health Care Equipment & Services			404,537	—	—
New WPCC Parent, LLC, Preferred Equity	(e)(l)(q)	Health Care Equipment & Services	13.0% PIK (13.0% Max PIK)		5,112	3,978	3,941
Penn Foster Inc., Preferred Equity, 11/17/27	(e)(l)	Consumer Services	S+975 PIK (S+975 Max PIK)	1.0%	70,659	70,036	55,814
Recovery Solutions Parent, LLC, Common Equity	(i)(l)(q)	Health Care Equipment & Services			839,847	18,897	19,468
Riddell, Inc., Preferred Equity, 10/1/29	(l)	Consumer Durables & Apparel	10.0% PIK (10.0% Max PIK)		7,069	6,962	7,334
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(i)(k)(l)	Energy			27,398	2,449	—
SCM Topco, LLC, Series C Common Equity	(i)(k)(l)	Energy			196	—	—
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(i)(k)(l)	Energy			1	—	—
Selecta Group B.V., Contingent Value Notes	(h)(i)(l)	Consumer Discretionary Distribution & Retail			7	3	—
Selecta Group B.V., Warrants	(h)(i)(l)	Consumer Discretionary Distribution & Retail			98	2	—
SPDR S&P 500 ETF Trust, Put Option, 9/19/2025, Strike: $460	(i)	Financial Services			3	3,268	332
SPDR S&P 500 ETF Trust, Put Option, 9/19/2025, Strike: $520	(i)	Financial Services			2	2,199	515
SPDR S&P 500 ETF Trust, Put Option, 9/19/2025, Strike: $530	(i)	Financial Services			4	2,614	956
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
SPDR S&P 500 ETF Trust, Put Option, 9/30/2025, Strike: $500	(i)	Financial Services			3	$3,563	$601
SuperRego, LLC, Warrants, 7/30/28, Strike: $0.01	(i)(l)	Consumer Services			139,285	56	4,259
Total Equity/Other						141,643	141,588
TOTAL INVESTMENTS—128.9%						$1,927,173	1,867,203
Cash, Cash Equivalents, Restricted Cash and Foreign Currency—17.6%	(f)						254,728
Credit Facilities Payable—(19.7)%							(285,000)
Term Preferred Shares, at Liquidation Value, Net—(27.5)%							(398,312)
Other Assets in Excess of Liabilities—0.7%	(j)						9,704
NET ASSETS—100%							$1,448,323
_________________
€ – Euro.
£ – British Pound.

Interest Rate Swaps
Counterparty	Fund Pays(b)	Fund Receives	Periodic Payment Frequency	Expiration Date	Notional Amount	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EFFR	3.3%	Semi-Annually	5/16/29	$50,000	$42	$—	$42
Total						$42	$—	$42

Options Written
Description	Put / Call	Strike	Expiration Date	Number of Contracts	Premiums Received	Fair Value(d)
SPDR S&P 500 ETF Trust	Put Option	$445	9/30/25	(3,100)	$(1,543)	$(310)
SPDR S&P 500 ETF Trust	Put Option	$430	9/19/25	(3,350)	(2,231)	(244)
SPDR S&P 500 ETF Trust	Put Option	$480	9/19/25	(2,250)	(1,187)	(279)
SPDR S&P 500 ETF Trust	Put Option	$500	9/19/25	(3,500)	(1,586)	(585)
Total					$(6,547)	$(1,418)
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2025 (in thousands, except share amounts)
_________________

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in FS Credit Opportunities Corp.’s, or the Fund’s, portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2025, the Effective Federal Funds Rate, or EFFR, was 4.33%, the three-month Sterling Overnight Index Average, or SA was 4.10%, and the one-month and three-month Term Secured Overnight Financing Rate, or Term SOFR, or S, was 4.32% and 4.29%, respectively. Term SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)	Denominated in U.S. dollars, unless otherwise noted.
(d)	Fair value is determined by the Fund’s investment adviser, FS Global Advisor, LLC which has been designated by the Fund’s board of directors as its valuation designee. The Fund’s current Valuation Policy complies with SEC Rule 2a-5, Good Faith Determinations of Fair Value, and addresses the valuation of investments, fair value hierarchy levels and other significant valuation-related procedures, reporting and recordkeeping. See Note 2 and Note 8 for additional information regarding the fair value of the Fund's financial instruments.
(e)	Security or portion thereof held by Blair Funding LLC, or Blair Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).
(f)	Includes $3,019 of a cash equivalent invested in the Allspring Government Money Market Fund with a 7-day yield of 4.26% as of June 30, 2025.
(g)	Security is an unfunded commitment.
(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.
(i)	Security is non-income producing.
(j)	Includes the effect of interest rate swaps and options written.
(k)	Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.
(l)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).
(m)
Securities of collateralized loan obligations, or CLOs, where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The fair value of the investment may be inclusive of the present value of future senior management fee and subordinated management fee cash flows from the collateral manager and administrator of the CLOs to the Fund. The stated rate on these securities may represent the annualized yield as of June 30, 2025.

(n)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or the Securities Act. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of June 30, 2025, the total market value of Rule 144A securities amounted to $100,321, which represented approximately 6.93% of net assets.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL. Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9). As of June 30, 2025, there were no securities rehypothecated by BNP PBIL. The Fund earned $32 of income from rehypothecated securities during the six months ended June 30, 2025.

(p)	Security was on non-accrual status as of June 30, 2025.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2025 (in thousands, except share amounts)

(q)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2025, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of June 30, 2025:

Portfolio Company	Fair Value at December 31, 2024	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2025	Interest Income(3)	PIK Income(3)
Senior Secured Loans—First Lien
Monitronics International, LLC	$50,827	$—	$(269)	$—	$(480)	$50,078	$3,094	$—
New WPCC Parent, LLC		10,384	—	—	—	10,384	211	—
Recovery Solutions Parent, LLC	—	15,346	(38)	—	—	15,308	463	336
Asset Based Finance
Bridge Street CLO I Ltd., Subordinated Notes	24,765	—	(221)	—	(3,118)	21,426	2,151	—
Bridge Street CLO I Ltd., Tranche D Notes	3,496	—	—	—	(1)	3,495	196	—
Bridge Street CLO II Ltd., Subordinated Notes	22,281	—	(325)	—	(1,167)	20,789	2,060	—
Equity/Other
Monitronics International, LLC	20,947	—	—	—	(6,483)	14,464	—	—
New Giving Acquisition, Inc, Common Equity(4)	50,609	—	—	—	(50,609)	—	—	—
New WPCC Parent, LLC, Common Equity	—	—	—	—	—	—	—	—
New WPCC Parent, LLC, Preferred Equity	—	3,978	—	—	(37)	3,941	96	—
Recovery Solutions Parent, LLC, Common Equity	—	18,897	—	—	571	19,468	—	—
Total	$172,925	$48,605	$(853)	$—	$(61,324)	$159,353	$8,271	$336
_________________
(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.
(3)Interest and PIK income are presented for the full six months ended June 30, 2025.
(4)The Fund was deemed to “control” the portfolio company during the six months ended June 30, 2025. Transfers out have been presented at amortized cost and are deemed to have occurred at the beginning of the reporting period.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2025 (in thousands, except share amounts)

(r)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2025, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control as of June 30, 2025:

Portfolio Company	Fair Value at December 31, 2024	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2025	Dividend Income, Net of Tax Adjustments(3)(4)
Equity/Other
New Giving Acquisition, Inc, Common Equity(5)	$—	$—	$(20,466)	$20,466	$28,824	$28,824	$(829)
SCM EPIC, LLC, Common Equity	29,516	—	(39,670)	3,809	6,345	—	—
Total	$29,516	$—	$(60,136)	$24,275	$35,169	$28,824	$(829)
_________________
(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(3)Dividend income, net of tax adjustments presented for the full six months ended June 30, 2025.
(4)See Note 2 for a discussion of the Fund’s treatment of distributions from common equity investments.
(5)The Fund was deemed to “control” the portfolio company during the six months ended June 30, 2025. Transfers in have been presented at amortized cost and are deemed to have occurred at the beginning of the reporting period.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

June 30, 2025
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,765,189)	$1,679,026
Non-controlled/affiliated investments (amortized cost—$161,984)	159,353
Controlled/affiliated investments (amortized cost—$0)	28,824
Investments, at fair value (amortized cost—$1,927,173)	1,867,203
Cash and cash equivalents	252,186
Restricted cash	1,645
Foreign currency (cost—$897)	897
Interest receivable	18,295
Receivable for investments sold and repaid	16,439
Swap income receivable	214
Unrealized appreciation on swap contracts	42
Deferred financing costs	1,157
Prepaid expenses and other assets	226
Total assets	$2,158,304
Liabilities
Credit facilities payable(1)	$285,000
Term preferred shares (net of unamortized discount and deferred financing costs of $51 and $1,637, respectively)(1)	398,312
Options written, at fair value (premiums received—$6,547)	1,418
Interest expense payable	5,917
Management fees payable	7,277
Incentive fees payable	4,698
Administrative services expense payable	1,176
Accounting and administrative fees payable	220
Professional fees payable	697
Swap income payable	272
Directors’ fees payable	186
Other accrued expenses and liabilities	4,808
Total liabilities	$709,981
Net assets	$1,448,323
Commitments and contingencies(2)
Composition of net assets
Common stock, $0.001 par value, 750,000,000 shares authorized, 198,355,867 shares issued and outstanding	$198
Capital in excess of par value	1,651,385
Retained earnings (accumulated deficit)	(203,260)
Net assets	$1,448,323
Net asset value per share of common stock at period end	$7.30
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.
(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2025
Investment income
From non-controlled/unaffiliated investments:
Interest income	$87,515
Paid-in-kind interest income	23,083
Fee income	2,043
Dividend income	234
From non-controlled/affiliated investments:
Interest income	8,271
Paid-in-kind interest income	336
From controlled/affiliated investments:
Dividend income, net of tax adjustments(1)	(829)
Total investment income	120,653
Operating expenses
Management fees	14,669
Incentive fees	7,870
Administrative services expenses	2,169
Accounting and administrative fees	376
Interest expense	21,548
Professional fees	646
Directors’ fees	369
Other general and administrative expenses	1,506
Total operating expenses	49,153
Net investment income	71,500
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	72,620
Controlled/affiliated investments	24,275
Net realized gain (loss) on swap contracts	(217)
Net realized gain (loss) on options written	(4,033)
Net realized gain (loss) on foreign currency	47
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(37,709)
Non-controlled/affiliated investments	(61,324)
Controlled/affiliated investments	35,169
Net change in unrealized appreciation (depreciation) on swap contracts	1,307
Net change in unrealized appreciation (depreciation) on options written	5,129
Net change in unrealized gain (loss) on foreign currency	20
Total net realized gain (loss) and unrealized appreciation (depreciation)	35,284
Net increase (decrease) in net assets resulting from operations	$106,784
______________
(1)See Note 2 for a discussion of the Fund’s treatment of distributions from common equity investments.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Operations
Net investment income	$71,500	$173,751
Net realized gain (loss)	92,692	3,179
Net change in unrealized appreciation (depreciation) on investments and provision for taxes on unrealized gains on investments	(63,864)	12,424
Net change in unrealized appreciation (depreciation) on swap contracts	1,307	(1,265)
Net change in unrealized appreciation (depreciation) on options written	5,129	—
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—	15
Net change in unrealized gain (loss) on foreign currency	20	(33)
Net increase (decrease) in net assets resulting from operations	106,784	188,071

Stockholder distributions(1)
Distributions to stockholders	(77,429)	(141,654)
Net decrease in net assets resulting from stockholder distributions	(77,429)	(141,654)
Total increase (decrease) in net assets	29,355	46,417
Net assets at beginning of period	1,418,968	1,372,551
Net assets at end of period	$1,448,323	$1,418,968
______________
(1)See Note 5 for a discussion of the distributions declared by the Fund.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2025
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$106,784
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(274,401)
Paid-in-kind interest	(23,419)
Proceeds from sales and repayments of long-term investments	522,479
Premiums received on options written	17,131
Premiums paid on exit of options written	(14,617)
Net realized (gain) loss on investments	(96,895)
Net realized (gain) loss on options written	4,033
Net change in unrealized (appreciation) depreciation on investments and provision for taxes on unrealized gains on investments	63,864
Net change in unrealized (appreciation) depreciation on swap contracts	(1,307)
Net change in unrealized (appreciation) depreciation on options written	(5,129)
Accretion of discount	(4,602)
Amortization of discount and deferred financing costs	854
(Increase) decrease in collateral held at broker	2,436
(Increase) decrease in receivable for investments sold and repaid	38,594
(Increase) decrease in interest receivable	3,168
(Increase) decrease in prepaid expenses and other assets	377
Increase (decrease) in swap income payable	(51)
Increase (decrease) in payable for investments purchased	(25,663)
Increase (decrease) in interest expense payable(1)	(361)
Increase (decrease) in management fees payable	(163)
Increase (decrease) in incentive fees payable	686
Increase (decrease) in administrative services expense payable	724
Increase (decrease) in accounting and administrative fees payable	9
Increase (decrease) in professional fees payable	215
Increase (decrease) in directors’ fees payable	3
Increase (decrease) in other accrued expenses and liabilities	(5,480)
Net cash provided by (used in) operating activities	309,269

Cash flows from financing activities
Stockholder distributions paid	(77,920)
Repayments under credit facilities(1)	(168,000)
Net cash provided by (used in) financing activities	(245,920)
Total increase (decrease) in cash, restricted cash and foreign currency(2)	63,349
Cash, cash equivalents, restricted cash and foreign currency at beginning of period	191,379
Cash, cash equivalents, restricted cash and foreign currency at end of period(3)	$254,728

Supplemental disclosure
Excise taxes paid	$5,630
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the six months ended June 30, 2025, the Fund paid interest expense of $21,055 on financing arrangements and term preferred shares.
(2)Includes net change in unrealized gain (loss) on foreign currency of $14.
(3)Includes cash, cash equivalents and foreign currency of $253,083 and restricted cash of $1,645. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2025	Year Ended December 31,
	(Unaudited)	2024	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$7.15	$6.92	$6.33	$7.64	$7.30	$7.50
Results of operations
Net investment income(2)	0.36	0.87	0.77	0.68	0.56	0.57
Net realized gain (loss) and unrealized appreciation (depreciation)	0.18	0.07	0.46	(1.47)	0.29	(0.22)
Net increase (decrease) in net assets resulting from operations	0.54	0.94	1.23	(0.79)	0.85	0.35
Stockholder Distributions:(3)
Distributions from net investment income	(0.39)	(0.71)	(0.64)	(0.52)	(0.51)	(0.55)
Net decrease in net assets resulting from stockholder distributions	(0.39)	(0.71)	(0.64)	(0.52)	(0.51)	(0.55)
Net asset value, end of period	$7.30	$7.15	$6.92	$6.33	$7.64	$7.30
Market price common stock, end of period	$7.26	$6.82	$5.67	$4.71	—	—
Shares outstanding, end of period	198,355,867	198,355,867	198,355,867	198,355,867	197,137,781	198,572,491
Total return at net asset value(4)	7.69%	14.25%	20.11%	(10.69)%	11.90%	5.49%
Total return at market price(5)	12.45%	34.70%	36.57%	7.19%	—	—

Ratio/Supplemental Data:
Net assets, end of period	$1,448,323	$1,418,968	$1,372,551	$1,256,326	$1,506,433	$1,449,623
Ratio of net investment income to average net assets(6)	9.94%	12.34%	11.49%	9.71%	7.32%	8.27%
Ratio of total operating expenses to average net assets(6)(10)	6.82%	7.91%	8.28%	7.53%	5.58%	5.12%
Portfolio turnover	16%	45%	36%	33%	55%	67%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$285,000	$453,000	$390,000	$285,000	$435,000	$385,000
Asset coverage, per $1,000 of credit facility borrowings(7)(9)	$7,474	$5,008	$5,285	$6,630	$5,373	$5,509
Asset coverage per unit of credit facility borrowings(7)	7.47	5.01	5.28	6.63	5.37	5.51
Total amount of term preferred shares outstanding(9)	$400,000	$400,000	$300,000	$400,000	$400,000	$300,000
Asset coverage, per $1,000 liquidation value per share of term preferred shares and credit facilities(8)(9)	$3,110	$2,660	$2,987	$2,759	$2,799	$3,096
Asset coverage per unit of term preferred shares and credit facilities(8)(9)	3.11	2.66	2.99	2.76	2.80	3.10

______________
(1)Per share data may be rounded in order to compute the ending net asset value per share.
(2)The per share data was derived by using the average number of shares of common stock outstanding during the applicable period.
(3)The per share data for distributions reflects the actual amount of distributions declared per share of common stock during the applicable period.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)
(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of common stock of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.
(5)The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Fund's amended and restated distribution reinvestment plan, or the DRP. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Fund’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Fund’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Fund’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets, general economic conditions and fluctuations in common stock market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
(6)Average daily net assets is used for this calculation. Ratios for the six months ended June 30, 2025 are annualized. Annualized ratios for the six months ended June 30, 2025 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2025.
(7)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.
(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings and term preferred shares outstanding representing indebtedness.
(9)Presentation of certain amounts in the consolidated financial highlights for the year ended December 31, 2020 has been updated to conform to the presentation of such amounts for the six months ended June 30, 2025 and the years ended December 31, 2024, 2023, 2022 and 2021.
(10)For the year ended December 31, 2022, the expense ratio includes one-time, non-recurring listing advisory fees, and other listing expenses incurred in connection with the listing on the NYSE. Had the Fund not incurred these expenses, the expense ratio would have been 7.27%.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Credit Opportunities Corp., or the Fund, is organized as a Maryland corporation. Prior to March 23, 2022, the Fund was organized as a Delaware statutory trust. On March 23, 2022, the Fund completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. The Fund was originally organized on January 28, 2013, operating under the name FS Global Credit Opportunities Fund, and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Effective November 14, 2022, the Fund listed its common stock on the New York Stock Exchange, or the NYSE, under the ticker symbol "FSCO."
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or Future Standard.
As of June 30, 2025, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries consolidated as of June 30, 2025 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2024 included in the Fund’s certified shareholder report on Form N-CSR. As provided under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund's substantially wholly-owned subsidiaries in its unaudited consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date of the unaudited consolidated financial statements were issued.
Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in a money market fund, which is stated at fair value. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common stock on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common stock by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding shares of common stock. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The Fund’s board of directors, or the Board, is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Global Advisor’s valuation policy, or the Valuation Policy. Under the Valuation Policy, the Board has designated FS Global Advisor to be the Fund’s valuation designee, with day-to-day responsibility for implementing the portfolio’s valuation process set forth in the Valuation Policy subject to the oversight of the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Global Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to the responsibility

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Global Advisor as valuation designee on a quarterly basis.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or over-the-counter, or OTC, securities. The Fund also may invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service or by FS Global Advisor's Fair Value Committee, or the Fair Value Committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.
•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Global Advisor, under the oversight of the Board, in accordance with the Valuation Policy. In making such determination, it is expected that FS Global Advisor may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•The quarterly fair valuation process begins with FS Global Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;
•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Valuation Policy and communicates the information to FS Global Advisor in the form of a valuation range;
•FS Global Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;
•FS Global Advisor then provides the audit committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;
•The audit committee of the Board meets with FS Global Advisor to receive the relevant quarterly reporting and to discuss any questions from the audit committee in connection with the audit committee's role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the audit committee of the Board;
•Following the completion of fair valuation oversight activities, the audit committee of the Board, with assistance from FS Global Advisor, provides the Board with a report regarding the quarterly valuation process.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, FS Global Advisor may use any independent third-party pricing or valuation service, for which it has performed the appropriate level of due diligence. However, FS Global Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Global Advisor, or from any approved independent third-party valuation or pricing service, that FS Global Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the audit committee of the Board may consider when determining the fair value of the Fund’s investments.
The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Valuation of Collateralized Loan Obligation, or CLO, subordinated notes considers a variety of relevant factors, including recent purchases and sales known to FS Global Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.
The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the unaudited consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the unaudited consolidated statement of assets and liabilities as an asset (liability) and in the unaudited consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund holds investments in certain securities that accumulate PIK income to be paid upon the redemption, liquidation or maturity of the underlying investment. Such PIK income is accumulated onto the principal balance of the respective security. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Distributions received from common equity investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information or estimates provided by the respective portfolio companies. These estimates may subsequently be revised based on the information received from the respective portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. For the six months ended June 30, 2025, the Fund recognized $298 in structuring and upfront fee revenue.
The Fund invests in CLOs. Interest income from investments in the “equity” class of these CLOs (in the Fund's case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets, or ASC Topic 325. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain its qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited consolidated statement of operations. During the six months ended June 30, 2025, the Fund did not incur any interest or penalties. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Distributions: Distributions to the Fund’s stockholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.
Segment Reporting: The Fund operates through a single operating and reporting segment with an investment objective to generate current income and, to a lesser extent, long-term capital appreciation. The chief operating decision maker, or CODM, is the Fund's chief executive officer. The CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s change in net assets resulting from operations. In addition to numerous other factors and metrics, the CODM utilizes net investment income as a key metric in determining the amount of dividends to be distributed to the Fund’s common stockholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying unaudited consolidated statement of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying unaudited consolidated statement of operations.
Note 3. Share Transactions
At-the-Market Offering
On January 15, 2025, the Fund entered into a distribution agreement, or the Distribution Agreement, with ALPS Distributors, Inc., or the Distributor, pursuant to which the Fund may offer and sell up to $150,000 of common stock from time to time through the Distributor, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act, or the ATM Offering. Under the 1940 Act, the Fund may not sell any common stock at a price below the current NAV of such common stock, exclusive of any distributing commission or discount.
Pursuant to the Distribution Agreement, the Distributor may enter into sub-placement agent agreements with one or more selected dealers. The Distributor has entered into a sub-placement agent agreement, dated January 15, 2025, with UBS Securities LLC, or the

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 3. Share Transactions (continued)
Sub-Placement Agent, relating to the common stock to be offered under the Distribution Agreement. The Fund will compensate the Distributor with respect to sales of common stock at a commission rate of 1.00% of the gross proceeds of the sale of the Fund’s common stock. Out of this commission, the Distributor will compensate the Sub-Placement Agent at a rate of up to 0.80% of the gross sales proceeds of the sale of the Fund’s common stock sold by the Sub-Placement Agent.
FS Global Advisor may, from time to time, in its sole discretion, pay some or all of the commissions payable under the Distribution Agreement or make additional supplemental payments, which may be satisfied in cash or through an offset against management fees to which FS Global Advisor was otherwise entitled, to ensure that the sales price per share of the Fund’s common stock in connection with all offerings under the ATM Offering will not be less than the Fund’s current NAV per share. Any such payments or offsets made by FS Global Advisor will not be subject to reimbursement by the Fund.
During the six months ended June 30, 2025, the Fund did not issue any shares under the ATM Offering. Common stock with an aggregate offering amount of $150,000 remained available for issuance as of June 30, 2025.
During the period from the commencement date of the ATM Offering on July 8, 2025 to August 25, 2025, the Fund issued an aggregate of 2,023,777 shares of common stock under the ATM Offering at an average price of $7.45 per share (totaling $15,083). Net proceeds, after deducting commissions of $150, were approximately $14,933. FS Global Advisor made supplemental payments to the Fund in connection with the ATM Offering in the amount of $114, which was satisfied in its entirety through an offset against management fees to which FS Global Advisor was otherwise entitled.
Distribution Reinvestment Plan
During the six months ended June 30, 2025 and the year ended December 31, 2024, the administrator for the Fund’s amended and restated distribution reinvestment plan, or DRP, purchased 474,475 shares and 967,221 shares, respectively, of the Fund’s common stock in the open market at an average price per share of $7.09 (totaling $3,365) and $6.27 (totaling $6,060), respectively, pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from July 1, 2025 to August 25, 2025, the Fund issued 93,602 shares of common stock at an average price per share of $7.34 (totaling $687) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Prior to November 14, 2022, pursuant to the investment advisory agreement, dated as of April 18, 2019, or the Investment Advisory Agreement, FS Global Advisor was entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equaled total assets set forth on the Fund’s unaudited consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance.
On November 14, 2022, the Fund and FS Global Advisor amended and restated the Investment Advisory Agreement, or the A&R Investment Advisory Agreement. Pursuant to the A&R Investment Advisory Agreement, effective as of November 14, 2022, FS Global Advisor is entitled to (a) an annual management fee of 1.35% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s unaudited consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.
Under the A&R Investment Advisory Agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a preferred return rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The calculation of the incentive fee for each quarter is as follows:
•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly preferred return rate of 1.50% (6.00% annualized);

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the preferred return rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and
•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the preferred return rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).
In connection with the ATM Offering, FS Global Advisor may, from time to time and in its sole discretion, pay some or all of the commissions payable under the Distribution Agreement or make additional supplemental payments, which may be satisfied in cash or through an offset against management fees to which FS Global Advisor was otherwise entitled, to ensure that the sales price per share of the Fund’s common stock in connection with all offerings under the ATM Offering will not be less than the Fund’s NAV per share. Any such payments or offsets will not be subject to reimbursement by the Fund. For the six months ended June 30, 2025, FS Global Advisor did not pay any commissions, and no amounts were offset against the management fee to which FS Global Advisor was otherwise entitled.
Under the Administration Agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of Future Standard providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
The following table describes the fees and expenses incurred under the A&R Investment Advisory Agreement and the Administration Agreement during the six months ended June 30, 2025:

Related Party	Source Agreement	Description	Amount
FS Global Advisor	A&R Investment Advisory Agreement	Management Fee(1)	$14,669
FS Global Advisor	A&R Investment Advisory Agreement	Incentive Fee(2)	$7,870
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$2,169
______________
(1)During the six months ended June 30, 2025, $14,832 in management fees were paid to FS Global Advisor. As of June 30, 2025, $7,277 in management fees were payable to FS Global Advisor.
(2)During the six months ended June 30, 2025, $7,184 in incentive fees were paid to FS Global Advisor. As of June 30, 2025, $4,698 in incentive fees were payable to FS Global Advisor.
(3)During the six months ended June 30, 2025, the Fund paid $1,330 in administrative services expenses to FS Global Advisor.
Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, closed-end management investment companies, private funds, and separately managed accounts, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain other funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund. In some cases, FS Global Advisor (or an affiliate) will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund Complex and to allocate opportunities to such a third-party investor. Additionally, members of the senior management and investment teams and other employees of FS Global Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests.
Exemptive Relief
The Fund previously operated under exemptive relief granted by the SEC, or the Co-Investment Order, that permitted the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Global Advisor or certain of its affiliates, subject to certain conditions, including that the price, terms and conditions of the co-investment would be identical for each fund participating pursuant to the exemptive relief.
On February 20, 2025, the Fund, alongside other funds managed by FS Global Advisor or certain of its affiliates, filed an application for a new exemptive relief order, or the New Co-Investment Order, that would similarly permit co-investments with certain affiliates of the Fund but would simplify certain of the conditions under and provide more flexibility than the Co-Investment Order. The New Co-Investment Order was granted by the SEC, effective April 29, 2025, and supersedes the Co-Investment Order.
Bridge Street CLO I Ltd. and Bridge Street CLO II Ltd. (each, a CLO Issuer)
The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of FS Global Advisor. In accordance with an amended and restated agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of any CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to all of the compensation received by FSSPA from Bridge Street CLO II Ltd. and a portion of the compensation received by FSSPA from Bridge Street CLO I Ltd., equal to the Fund's percentage ownership of Bridge Street CLO I Ltd.'s subordinated notes, in each case, for FSSPA's collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the agreement.
On the respective CLO issuance dates, the respective CLO Issuer issued to the market various tranches of notes, including the issuance of subordinated notes to the Fund in each case. Upon any refinancing of the CLO notes issued by a CLO Issuer, the Fund may acquire additional tranches of the refinanced CLO notes.
The following table presents summary information with respect to the Fund’s CLO issuances:

CLO Issuer	CLO Issuance Date	CLO Reset Date	Total CLO Notes Issued	Subordinated Notes Issued to the Fund
Bridge Street CLO I Ltd.(1)	January 28, 2021	June 21, 2024	$357,200	$28,200
Bridge Street CLO II Ltd.	September 2, 2021	N/A	$355,950	$28,560
______________
(1)The Total CLO Notes Issued represents the total notes issued after the June 21, 2024 refinance. Prior to June 21, 2024, there were $353,700 notes issued.
Note 5. Distributions
During the six months ended June 30, 2025 and the year ended December 31, 2024, the Fund declared and paid cash distributions of $0.39 per share of common stock in the total amount of $77,429 and $0.71 per share of common stock in the total amount of $141,654, respectively.
On July 7, 2025 and August 6, 2025, the Board declared regular monthly cash distributions for July and August 2025, respectively, in the amount of $0.0678 per share of common stock. The regular monthly cash distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Board.
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of all stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions (continued)
The Fund may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
As of December 31, 2024, the Fund had a long-term capital loss carryover of $341,656 and short-term capital loss carryover of $14,880. The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.
The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $1,935,495 as of June 30, 2025. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(68,292), which was comprised of gross unrealized appreciation of $55,563 and gross unrealized depreciation of $123,855, as of June 30, 2025.
As of June 30, 2025, the Fund had a gross deferred tax asset of $35,810 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $16,179 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of June 30, 2025, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $22,744. For the six months ended June 30, 2025, the Fund did not record a provision (benefit) for taxes related to FS Global Investments, Inc. related to the deferred tax liability. As of June 30, 2025, the Fund had a provision for taxes for FS Global Investments, Inc. of $3,113 related to the deferred tax liability.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into interest rate swap contracts to gain or reduce exposure to fluctuations in interest rates.
An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. The Fund may purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of June 30, 2025 was as follows:

	Fair Value
	Derivative Assets	Derivative Liabilities
Interest Rate Risk
Interest rate swaps(1)	$42	—
Market Risk
Options written(2)	—	$1,418
______________
The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:
(1)Unrealized appreciation on swap contracts.
(2)Options written, at fair value.
The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2025:

Counterparty	Derivative Assets(1)	Derivative Liabilities(1)	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(2)	Cash Collateral (Received) Pledged(2)	Net Amount of Derivative Assets (Liabilities)(3)
Barclays Bank PLC	$42	—	$42	—	—	$42
JPMorgan Chase Bank, N.A.	—	$(1,418)	$(1,418)	—	$1,418	—
______________
(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.
(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(3)Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s unaudited consolidated statement of operations by risk exposure for the six months ended June 30, 2025 was as follows:

	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Interest Rate Risk
Interest rate swaps	$ (217)(1)	$ 1,307(2)
Market Risk
Options purchased	$ 12,055(3)	$ (9,239)(4)
Options written	$ (4,033)(5)	$ 5,129(6)
______________
The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:
(1)Net realized gain (loss) on swap contracts.
(2)Net change in unrealized appreciation (depreciation) on swap contracts.
(3)Net realized gain (loss) on investments—non-controlled/unaffiliated.
(4)Net change in unrealized appreciation (depreciation) on investments—unaffiliated.
(5)Net realized gain (loss) on options written.
(6)Net change in unrealized appreciation (depreciation) on options written.
The average notional amounts of interest rate swaps and options written outstanding during the six months ended June 30, 2025, which are indicative of the volumes of these derivative types, were $50,000 and $1,422, respectively.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the six months ended June 30, 2025 was as follows:

Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	(4,033)
Net change in unrealized appreciation (depreciation)	5,129
Premiums received on options written	(17,131)
Premiums paid on exit	14,617
Fair value at end of period	$(1,418)

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2025:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,491,715	$1,457,014	78%
Senior Secured Loans—Second Lien	63,906	61,110	3%
Senior Secured Bonds	111,525	94,679	5%
Unsecured Debt	69,201	67,102	4%
Asset Based Finance	49,183	45,710	2%
Equity/Other	141,643	141,588	8%
Total	$1,927,173	$1,867,203	100%
______________
(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of June 30, 2025, the Fund held investments in five portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” and held an investment in one portfolio company of which it is deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (q) and (r) to the unaudited consolidated schedule of investments as of June 30, 2025 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2025, the Fund had twenty-one senior secured loan investments with aggregate unfunded commitments of $58,327. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2025:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$40,581	2%
Capital Goods	187,238	10%
Commercial & Professional Services	213,767	12%
Consumer Discretionary Distribution & Retail	68,911	4%
Consumer Durables & Apparel	111,097	6%
Consumer Services	306,017	16%
Energy	43,743	2%
Financial Services	109,160	6%
Food, Beverage & Tobacco	19,840	1%
Health Care Equipment & Services	251,044	13%
Household & Personal Products	14,728	1%
Insurance	12,708	1%
Materials	81,245	4%
Media & Entertainment	56,055	3%
Pharmaceuticals, Biotechnology & Life Sciences	67,716	4%
Real Estate Management & Development	36,020	2%
Software & Services	137,071	7%
Technology Hardware & Equipment	19,270	1%
Telecommunication Services	32,343	2%
Transportation	58,649	3%
Total	$1,867,203	100%
Purchases and sales of securities during the six months ended June 30, 2025, other than short-term securities and U.S. government obligations, were $274,401 and $522,479, respectively. Non-cash purchases and sales of securities during the six months ended June 30, 2025 were $47,401 and $47,401, respectively

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of June 30, 2025, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$401,333	$1,055,681	$1,457,014
Senior Secured Loans—Second Lien	—	8,015	53,095	61,110
Senior Secured Bonds	—	86,954	7,725	94,679
Unsecured Debt	—	—	67,102	67,102
Asset Based Finance	—	3,495	42,215	45,710
Equity/Other	2,404	14,893	124,291	141,588
Total Investments	2,404	514,690	1,350,109	1,867,203
Interest Rate Swaps	—	42	—	42
Total Assets	$2,404	$514,732	$1,350,109	$1,867,245

Liability Description	Level 1	Level 2	Level 3	Total
Options Written	$—	$(1,418)	$—	$(1,418)
Total Liabilities	$—	$(1,418)	$—	$(1,418)
The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Valuation Policy. The Board has designated FS Global Advisor as the Fund’s valuation designee, with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy, subject to oversight by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.
The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if FS Global Advisor determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
FS Global Advisor periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Global Advisor believes that these prices are reliable indicators of fair value. FS Global Advisor reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Valuation Policy.
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2025:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Unsecured Debt	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$944,451	$50,188	$95,060	$63,271	$47,046	$150,178	$1,350,194
Accretion of discount (amortization of premium)	2,540	80	(50)	43	—	79	2,692
Net realized gain (loss)	(6,988)	—	68,113	—	340	22,931	84,396
Net change in unrealized appreciation (depreciation)	16,330	403	(55,318)	(120)	(4,285)	(17,133)	(60,123)
Purchases	244,473	—	—	—	—	22,875	267,348
Paid-in-kind interest	9,437	2,424	(50)	3,908	—	5,497	21,216
Sales and repayments	(154,562)	—	(100,030)	—	(886)	(60,136)	(315,614)
Transfers into Level 3(1)	—	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—	—
Fair value at end of period	$1,055,681	$53,095	$7,725	$67,102	$42,215	$124,291	$1,350,109
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(1,177)	$403	$(4,772)	$(120)	$(4,285)	$(24,821)	$(34,772)
______________
(1)Transfers into and out of Level 3 are deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year.
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2025 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$992,525	Market Comparables	Market Yield (%)	6.4%-21.6%	12.9%
			EBITDA Multiples (x)	4.5x-6.9x	5.9x
	63,156	Other(2)
Senior Secured Loans—Second Lien	53,095	Market Comparables	Market Yield (%)	16.0%-29.0%	17.5%
Senior Secured Bonds	7,725	Market Comparables	Market Yield (%)	25.5%-28.5%	27.0%
			EBITDA Multiples (x)	4.0x-5.6x	4.5x
Unsecured Debt	67,102	Market Comparables	Market Yield (%)	11.0%-15.9%	13.8%
Asset Based Finance	42,215	Discounted Cash Flow	Discount Rate (%)	11.8%-12.8%	12.3%
Equity/Other	124,291	Market Comparables	Market Yield (%)	16.5%-17.0%	16.7%
			EBITDA Multiples (x)	4.5x-10.3x	6.9x
Total	$1,350,109
______________
(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.
(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by FS Global Advisor.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares
The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of June 30, 2025:

Arrangement	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility(1)	Revolving Credit Facility	S+1.30%	$—	$200,000	March 27, 2026(4)
Blair Funding Facility(1)	Revolving Credit Facility	S+2.15%(3)	—	65,000	December 15, 2026
Blair Funding Facility(1)	Term Loan	S+2.15%(3)	285,000	—	December 15, 2026
Series 2025 Term Preferred Shares(5)	Fixed Rate Shares	4.49%	50,000	—	November 1, 2025
Series 2025-2 Term Preferred Shares(5)	Fixed Rate Shares	4.00%	50,000	—	November 1, 2025
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Series 2027 Term Preferred Shares(5)	Fixed Rate Shares	2.95%	100,000	—	January 31, 2027
Series 2029 Term Preferred Shares(5)	Fixed Rate Shares	6.70%	100,000	—	May 16, 2029
Total			$685,000	$265,000
______________
(1)Borrowings of each of the Fund’s financing facilities are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.
(2)The carrying amount outstanding under the facility approximates its fair value, unless otherwise noted.
(3)Term SOFR is subject to a 0.00% floor.
(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of June 30, 2025, neither party to the facility had provided notice of its intent to terminate the facility.
(5)As of June 30, 2025, the fair value of the Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares, Series 2027 Term Preferred Shares and Series 2029 Term Preferred Shares was approximately $50,000, $50,000, $99,597, $96,147 and $102,902, respectively. These valuations are considered Level 3 valuations within the fair value hierarchy.
For the six months ended June 30, 2025, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Bucks Funding Facility	$1,245	$—	$1,245
Blair Funding Facility	9,789	393	10,182
Series 2025 Term Preferred Shares	1,122	70	1,192
Series 2025-2 Term Preferred Shares	1,000	70	1,070
Series 2026 Term Preferred Shares	2,713	57	2,770
Series 2027 Term Preferred Shares	1,475	116	1,591
Series 2029 Term Preferred Shares	3,350	148	3,498
Total	$20,694	$854	$21,548
______________
(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares, Series 2027 Term Preferred Shares and Series 2029 Term Preferred Shares are each payable semi-annually in arrears.
The Fund’s average borrowings and weighted average interest rate for the six months ended June 30, 2025 were $718,909 and 5.59%, respectively. As of June 30, 2025, the Fund’s weighted average effective interest rate on borrowings was 5.59%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.
Bucks Funding Facility
On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or as subsequently amended, the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of $200,000 of revolving loans. Bucks Funding also borrowed $100,000 of term loans in U.S. dollars under the Bucks Funding Facility and repaid the term loans in full prior to the April 22, 2021 maturity date solely applicable to the term loans. Bucks Funding may

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.
Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.
Under the Bucks Funding Facility, revolving loan borrowings bear interest at the rate of Term SOFR, plus 1.30% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.
Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.
Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.
Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding's U.S. PB Agreement, or the PB Agreement, with BNP PBIL. Under the terms of the PB Agreement, BNP PBIL has the ability to borrow hypothecated securities, or Rehypothecated Securities, and agrees to pay Bucks Funding a fee in connection with any borrowing of Rehypothecated Securities. The fee is computed daily at a rate of 70% of the difference between the fair market rate and Fed Funds Open and is paid monthly. Bucks Funding can designate any hypothecated security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and BNP PBIL must return it or an equivalent security in a commercially reasonable period. If BNP PBIL fails to return the security or an equivalent security, Bucks Funding will have the right to the cash equivalent of payments or distributions actually made but which Bucks Funding did not receive due to BNP PBIL's failure. As of June 30, 2025, there were no securities rehypothecated and Bucks Funding received income in the amount of $32 during the six months ended June 30, 2025.
The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of June 30, 2025, all of such deferred financing costs had been amortized to interest expense.
Blair Funding Facility
On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or as subsequently amended, the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $285,000 of term loans and (ii) $65,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2026.
Under the Blair Funding Facility, borrowings bear interest at the rate of Term SOFR (subject to a 0.0% floor) plus a 0.20% benchmark adjustment plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.15% per annum, or (ii) otherwise, 3.05% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.35% per annum on the average daily unused portion of the revolving credit facility amount. The Blair Funding Facility also contains a prepayment premium for term loans prepaid during the first 30 months after closing, equal to (i) a spread make-whole fee on the aggregate principal amount of term loans prepaid prior to the second anniversary of the closing date, and (ii) 2.0% of the aggregate principal amount of term loans prepaid during the six-month period immediately following the second anniversary of the closing date.
Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.
The Fund incurred costs in connection with obtaining the Blair Funding Facility, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2025, $1,157 of such deferred financing costs had yet to be amortized to interest expense.
Term Preferred Shares
As of June 30, 2025, the Fund had 400,000 issued and outstanding shares of preferred stock, each with a $1,000 liquidation preference per share, which consisted of the Series 2025 Term Preferred Shares, the Series 2025-2 Term Preferred Shares, the Series 2026 Term Preferred Shares, the Series 2027 Term Preferred Shares and the Series 2029 Term Preferred Shares, or collectively, the Term Preferred Shares.
The Term Preferred Shares will rank senior in right of payment to the Fund’s common stock, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.
The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Fund is obligated to redeem its Term Preferred Shares by the date as specified in the applicable series of Term Preferred Shares' offering document, or Term Redemption Date, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Term Preferred Shares at the liquidation price, subject to payment of a make-whole premium, through the earlier date as specified in its offering document, or Optional Redemption Expiration Date. In addition, the Fund is obligated to redeem its Term Preferred Shares upon the occurrence of certain events, for example if FS Global Advisor, LLC, or an affiliate thereof, ceases to be the Fund's investment advisor and is not timely replaced by another investment advisor reasonably acceptable to holders of a majority of the applicable series of Term Preferred Shares.
The following table presents additional information with respect to the Fund’s Term Preferred Shares as of June 30, 2025:

Term Preferred Shares Series	Rate	Issuance Date	Term Redemption Date	Optional Redemption Expiration Date
Series 2025(1)	4.49%	October 22, 2020	November 1, 2025	October 22, 2023
Series 2025-2(1)	4.00%	October 22, 2020	November 1, 2025	May 1, 2025
Series 2026	5.426%	November 1, 2018	February 1, 2026	November 1, 2025
Series 2027	2.95%	November 2, 2021	January 31, 2027	October 31, 2026
Series 2029	6.70%	May 16, 2024	May 16, 2029	February 16, 2029
______________
(1)As of June 30, 2025, the Fund had not opted to early redeem the Series 2025 Term Preferred Shares or the Series 2025-2 Term Preferred Shares.
The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its unaudited consolidated statement of assets and liabilities net of deferred financing costs. As of June 30, 2025, FS Global Advisor has determined that the fair value of the Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares, Series 2027 Term Preferred Shares and Series 2029 Term Preferred Shares was approximately $50,000, $50,000, $99,597, $96,147 and $102,902, respectively. Fair value was obtained using a market approach. For the Series 2025 Term Preferred Shares and Series 2025-2 Term Preferred Shares, fair value is approximately the liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its unaudited consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its unaudited consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
As of June 30, 2025, $398,312 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $51 and $1,637, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of June 30, 2025, $1,637 of such deferred financing costs had yet to be amortized to interest expense.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the sub-section entitled "Risk Factors" under the section "Summary of Updated Information Regarding the Fund (Unaudited)" in the Fund’s audited consolidated financial statements contained in its annual report as of and for the fiscal year ended December 31, 2024.
Senior Secured Debt Risk: Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guarantee that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s shares of common stock are not priced, NAV may change at times when shares of common stock cannot be sold.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Rule 18f-4 under the 1940 Act, or the Derivatives Rule, provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits registered investment companies, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act.
Registered investment companies that don’t qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a DRMP, and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on VaR; and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.
The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.
The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of the Fund’s investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or its performance. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect the Fund’s use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended, or the Securities Act, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
Control Share Acquisitions: The Fund’s Bylaws opted into the Maryland Control Share Acquisition Act, or the MCSAA. The MCSAA does not apply to the voting rights of any person acquiring shares of any class or series of stock of the Fund other than common stock. On June 29, 2023, Saba Capital Master Fund, Ltd., and Saba Capital Management, L.P. together, Saba, filed a complaint in the U.S. District Court S.D.N.Y. against sixteen closed-end funds and certain trustees of some of the funds. One of the funds named as a defendant in Saba’s complaint was the Fund. In the complaint, Saba sought (1) declaratory relief that provisions in the defendant funds’ governing documents that opted into the MCSAA, or the Control Share Provisions, violate the 1940 Act, and (2) rescission of the Control Share Provisions. On December 5, 2023, the U.S. District Court S.D.N.Y. issued a ruling granting summary judgment in favor of Saba and ordering the rescission of the Control Share Provisions. The Fund and the other funds remaining in the case appealed to the Second Circuit Court of Appeals, and on June 26, 2024, the Second Circuit Court of Appeals issued a decision in favor of Saba and affirmed the lower court’s judgment, holding that the Control Share Provisions violated the 1940 Act. On September 24, 2024, the Fund and certain other defendant funds filed a Petition for a Writ of Certiorari, requesting that the U.S. Supreme Court take the appeal in order to resolve the question of whether Section 47(b) of the 1940 Act allows for a private right of action. Saba filed its opposition to the Petition on December 17, 2024, and the Fund and certain other defendant funds filed their reply on December 23, 2024. On January 13, 2025, the U.S. Supreme Court entered an order inviting the U.S. Solicitor General to file a brief expressing the views of the United States. On May 22, 2025, the U.S. Solicitor General filed a brief expressing the views that the Supreme Court should grant certiorari and hear the appeal. On June 30, 2025, the U.S. Supreme Court granted certiorari; the argument date has not yet been scheduled.
Uncertainty Regarding U.S. Federal Government Initiatives Risks: There is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events, including the 2024 U.S. presidential election, have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. The presidential administration’s changes to U.S. policy may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund's business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.
Market Disruption and Geopolitical Risks: Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and conflicts in the Middle East), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include, but are not limited to, volatility in markets, embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
which the Fund invests and may lead to losses on an investment in the Fund. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is monitoring these events.
Economic Downturn or Recession: Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund's non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund's portfolio and a decrease in the Fund's revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund's funding costs, limit the Fund's access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund's operating results.
Inflation and Deflation Risk: Inflation risk is the risk that the value of certain assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s securities and distributions to its shareholders can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors.
Certain of the Fund’s portfolio companies are in industries that may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.
Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk: The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on the Fund’s investment objectives, the Fund’s rate of return on invested capital and the Fund’s ability to service its debt and make distributions to stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
The Fund’s investment portfolio primarily consists of senior secured debt. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of its investments, even if unrealized, must be reflected in the Fund’s financial statements for the applicable period and may therefore have a material adverse effect on the Fund’s results of operations for that period. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with high interest rates, which may have an adverse impact on the Fund’s net investment income and results of operations.
Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which it borrows funds or pays interest on any debt securities and the rate at which the Fund invests these funds. The recent increases in interest rates will make it more expensive to use debt to finance the Fund’s investments and to refinance any financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce the Fund’s net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact the Fund’s net investment income.
The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position the Fund’s portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in rising interest rate environments, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
in its Investment Advisory Agreement and may result in a substantial increase of the amount of incentive fees payable to FS Global Advisor with respect to pre-incentive fee net investment income.
Global Conflicts Market Risk: The ongoing invasion of Ukraine by Russia and related sanctions have increased global political and economic uncertainty. Because Russia is a major exporter of oil and natural gas, the invasion and related economic sanctions have reduced the supply, and increased the price, of energy, which has a material effect on inflation and may continue to exacerbate ongoing supply chain issues. There is also the ongoing risk of retaliatory actions by Russia against countries which have enacted sanctions, including cyberattacks against financial and governmental institutions, which could result in business disruptions and further economic turbulence. Although the Fund has no direct exposure to Russia or Ukraine, the broader consequences of the invasion may have a material adverse impact on the Fund’s portfolio and the value of an investment in the Fund. Moreover, sanctions and export control laws and regulations are complex, frequently changing, and increasing in number, and they may impose additional legal compliance costs or business risks associated with the Fund's operations.
Similarly, conflicts in the Middle East could have a negative impact on the economy and business activity globally, and therefore could adversely impact the performance of the Fund's investments. The severity and duration of any such conflict and its future impact on global economic and market conditions (including, for example, oil prices and/or the shipping industry) are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund, the performance of the Fund's investments and operations, and the Funds ability to achieve its investment objectives. Similar risks exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in the Middle East or the immediate surrounding areas.
Force Majeure Risk: Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of the Fund’s control. The Fund, FS Global Advisor, and the portfolio companies in which the Fund invests could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including the Fund, FS Global Advisor, a portfolio company or a counterparty to the Fund, FS Global Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of FS Global Advisor or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact the Fund, FS Global Advisor, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests or its portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
Market Price of Common Stock: Common stock of closed-end funds frequently trades at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of common stock of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s common stock will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common stock and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common stock will be determined by factors such as the relative demand for and supply of the common stock in the market, general market conditions and other factors beyond the control of

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
the Fund, the Fund cannot predict whether its common stock will trade at, below or above NAV, or below or above the initial listing price for the common stock.
Stockholder Activism: The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.
Secondary Market for the Common Stock: The issuance of shares of common stock of the Fund through the Fund’s DRP may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the DRP and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the common stock. When the shares of the common stock are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers.
Anti-Takeover Provisions: Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered board of directors and the supermajority voting requirements. These provisions could deprive the stockholders of opportunities to sell their common stock at a premium over the then current market price of the common stock or at NAV.
Cybersecurity Risks: Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.
The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including non-public personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.
Artificial Intelligence and Machine Learning Technology Risks: Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, or collectively, AI, and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.
Recent technological advances in AI pose risks to the Fund, FS Global Advisor, and the portfolio companies in which the Fund invests. The Fund and the portfolio companies in which the Fund invests could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund and the portfolio companies in which the Fund invests may not be in a position to control the use of AI technology in third-party products or services.
Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI applications and users. While FS Global Advisor does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to the Fund’s business, FS Global Advisor’s business, and the business of the portfolio companies in which the Fund invests, including by potentially significantly disrupting the markets in which the Fund and its portfolio companies operate or subjecting the Fund, the portfolio companies in which the Fund invests, and FS Global Advisor to increased competition and regulation, which could materially and adversely affect the business, financial condition or results of operations of the Fund, the portfolio companies in which the Fund invests, and FS Global Advisor. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the portfolio companies in which the Fund invests and FS Global Advisor.
Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or the portfolio companies in

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
which the Fund invests are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or the portfolio companies in which the Fund invests.
AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.
Cash Balance Risk: The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.
Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.
In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
On May 9, 2025, SPAC Recovery Co. (f/k/a Ackrell SPAC Partners I Co.) filed a complaint in the Supreme Court of the State of New York, County of New York against the Fund, FS Global Advisor, Franklin Square Holdings, L.P., Franklin Square Holdings, G.P., LLC and one employee of Franklin Square Holdings, L.P., or the FS Parties, as well as a number of other unaffiliated parties. The plaintiff was formed as a single purpose acquisition company, or SPAC, in 2018. In 2021, a potential acquisition target was identified for the SPAC, though the target was ultimately sold in a private transaction. Plaintiff alleges, among other claims, that defendants intentionally disrupted the SPAC transaction in order to consummate the private sale, thus depriving plaintiff of at least $53 million. Plaintiff seeks compensatory and punitive damages. On July 21, 2025, the FS Parties and certain co-defendants moved to dismiss the complaint on, among other grounds, lack of personal jurisdiction, failure to state causes of action for breach of contract and for aiding and abetting breaches of fiduciary duty, and failure to plead entitlement to punitive damages. The trial court has not yet ruled on the motion to dismiss. While the FS Parties have and will continue to vigorously defend against the claims outlined in the complaint, there can be no assurance as to the outcome of the motion to dismiss or the ultimate resolution of plaintiff’s claims.
See Note 4 for a discussion of the Fund’s commitments to Future Standard and its affiliates.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited)
Annual Meeting of Stockholders
The Fund held its Annual Meeting of Stockholders, or the Annual Meeting, on July 10, 2025 for stockholders of record as of May 15, 2025. Stockholders were asked to consider and act upon the following proposals:
Class III Directors to serve until the 2028 Annual Meeting of Stockholders
Keith Bethel, Della Clark and Michael C. Forman
All director nominees listed in the proposal were elected by the Fund’s stockholders at the Annual Meeting.
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Stockholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Distribution Reinvestment Plan
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.
With respect to each distribution pursuant to the DRP, the Fund reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Fund, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Fund’s common stock on the payment date for the distribution, then the Fund will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the per share market price is less than the net asset value per share, then, in the sole discretion of the Fund, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Fund will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Fund issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Fund’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Fund’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.
The Fund reserves the right to amend, suspend or terminate the DRP. A stockholder may terminate its account under the DRP by notifying the plan administrator in writing. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Credit Opportunities Corp., c/o SS&C GIDS, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A stockholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

Future Standard Privacy Policy
Future Standard (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.
This Consumer Information Privacy Policy (this “Privacy Policy”) explains what non-public personal information we collect, why we collect it, how we protect your non-public personal information, and how and why, in certain cases, we share such information with our affiliates or with other parties.
This Privacy Policy applies to non-public personal information collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of Future Standard and its affiliates listed under the heading “Application of Privacy Policy to Future Standard and our affiliates” below.
By using this website, you acknowledge and accept the practices and policies outlined below, and you hereby consent to our collection, use and sharing of your Personal Information as described on this site.
Visitors from Outside the USA
If you are visiting this website from outside the United States of America, including visitors who reside in the European Union, be aware that this site is hosted in the United States and may not be subject to similar laws of the European Union or other jurisdictions, and that you expressly consent to the processing of your information in accordance with the terms and conditions as detailed in this site.
For Residents of the European Economic Area (“EEA”) AND United Kingdom (“UK”)
Unless otherwise defined below, terms in this section have the meaning given to them in the European Union General Data Protection Regulation (GDPR) and equivalent regulation in effect in the United Kingdom (GDPR)
Any personal data transmitted by you or third parties, on your behalf, through this website, or otherwise, will be processed in the United States, or other jurisdictions outside the EEA, and may not receive equivalent legal protections to those afforded under the EU (GDPR).
In addition to the personal data collection methods described in this Privacy Policy, we may collect personal data (including publicly available personal data) about you through:
•Information provided directly to us by you, or another person on your behalf, through our website, email or post, or in person;
•Information that we obtain in relation to any transactions between you and us;
•The use of internet “cookies” as described below.
We may also, in some circumstances, receive personal information about you from third parties, such as service providers or trading counterparties, regulatory or law enforcement agencies, credit reference agencies and agencies conducting background checks. Personal information may also be obtained from publicly accessible sources of information, such as public databases, industry associations, social media and online professional networks.
Future Standard and its affiliates may collect and use your personal information for the purposes of administering the relationship between us, marketing our products and services to you or the businesses with which you are associated, monitoring and analyzing our activities, and complying with applicable legal or regulatory requirements.
We will use one of the permitted grounds under the applicable law to process your information. Such grounds include instances where you have given your consent and cases where your consent is not required under applicable law, such as where we are required to comply with a legal obligation, or where we, or a third party, determine that it is necessary for our legitimate interests to collect and use your personal information.
The legitimate interests to collect your personal information may include any of the purposes identified above and any other purpose where we or a third party have determined that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose. You have the right to object to the use of your personal data for direct marketing purposes.
The types of personal data we may collect and use
The categories of personal data we may collect will depend on the nature of our relationship with you and the purpose for which information is being collected. Such personal data may include names, residential addresses or other contact details, signature, nationality, date and place of birth, national insurance or other tax identification number, photographs, copies of identification documents, bank account details, information about assets or net worth, credit history, criminal and administrative offences, source of funds details, or other sensitive information, such as certain special categories of personal data contained in relevant documents or materials (including, in some circumstances, information about a person’s ethnic origin, religious beliefs, or health).
Do we use automated decision-making processes?
No.
Do we share your personal information with third parties?
In addition to the above sources we may disclose personal data to, we may (to the extent relevant to the purpose for which we collect your information), share your personal data (including publicly available personal data) with third parties, such as:
•our affiliates or other entities that are part of our group or with our clients;

•any person to whom we have a right or obligation to disclose personal data, or where we determine that disclosure is necessary to protect or defend our rights or property, including with regulators, courts of law, governmental, regulatory or law enforcement agencies;
•our internet, IT, telecommunications and other service providers;
•service providers and trading counterparties to our clients;
•credit reference agencies and other third parties conducting background checks in the context of employment or client, counterparty, or investment due diligence;
•any person, as directed by you; or
•any person to whom we transfer any of our rights or obligations under any agreement, or in connection with a sale, merger or consolidation of our business or other transfer of our assets, whether voluntarily or by operation of law, or who is otherwise deemed to be our successor or transferee.
International transfers of personal data
Due to the international nature of our business, your personal data may be transferred to countries outside of the European Economic Area or United Kingdom (as applicable), such as to jurisdictions where we or our clients conduct business or have a service provider, including countries that may not have the same level of data protection as that afforded by the GDPR (including or other data protection rules applicable to us (collectively, “Data Protection Law”). In these circumstances, we take steps to ensure that the recipient agrees to keep your information confidential and that it is held securely in accordance with the requirements of Data Protection Law, such as by requesting appropriate contractual undertakings in our legal agreements with service providers.
For how long do we keep your personal information?
We will generally keep personal information about you for as long as necessary in relation to the purpose for which it was collected, or for such longer period if required under applicable law or necessary for the purposes of our other legitimate interests.
The applicable retention period will depend on various factors, such as any legal obligation to which we or our service providers are subject as well as on whether you decide to exercise your right to request the deletion of your information from our systems. As a minimum, information about you will be retained for the entire duration of any business relationship we may have with you, and for a minimum period of five years after the termination of any such relationship.
We will, from time to time, review the purpose for which we have collected information about you and decide whether to retain it, update it, or securely delete it, if the information is no longer required.
What are your rights?
You have certain rights under Data Protection Law in respect of the personal data we hold about you and which you may exercise. These rights are:
•to request access to your information;
•to request rectification of inaccurate or incomplete information;
•to request erasure of your information (a “right to be forgotten”);
•to restrict the processing of your information in certain circumstances;
•to object to our use of your information, such as where we have considered such use to be necessary for our legitimate interests (e.g. in the case of direct marketing activities);
•where relevant, to request the portability of your information;
•where you have given consent to the processing of your data, to withdraw your consent; and
•to lodge a complaint with the competent supervisory authority.
Complaining to EU Supervisory Authority or UK Information Commissioner’s Office
You may make a complaint to the relevant supervisory authority of the country where you are resident. A complaint in respect of Future Standard and its affiliates may also be made to the Information Commissioner’s Office in the United Kingdom
Updates to the Privacy Policy
This Privacy Policy is subject to occasional revision, and if we make any material changes in the way we use your Personal Information, we will notify you by sending you an email to the last email address you provided to us and/or by prominently posting notice of the changes on the Services and updating the effective date above.
Information that we collect and may disclose
We collect information from and about you in order to provide the level of service that you expect. Non-public personal information about you may include: your name, mailing address, email address, tax identification number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial professional, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the Future Standard investments and services you purchase, your Future Standard investment balance and transactional history, and the fact that you are or have been an investor in Future Standard investments and particulars related to any such investment.

Specific examples of personal information that we may collect and may disclose to affiliates and certain third parties include:
•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.
•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and financial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’ A cookie is a small file that is created to help visitors navigate a website, and is useful to track the traffic to and at a site and to personalize the website. You may refuse the cookies but certain services on a website may not then function properly.
•If you create a login and password on our website to access your Future Standard investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.
•Information obtained from others, such as credit reports from consumer credit reporting agencies.
How we use and disclose information
Future Standard, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all of the non-public personal information collected about you to maintain an efficient and effective network of offerings and services. The responsible use and disclosure of the non-public personal information we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances.
For example, we may:
•Use your personally identifiable information internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.
•Disclose your personally identifiable information when required by law (e.g., in connection with judicial, administrative or investigative matters).
•Use and disclose your personally identifiable information on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address in the combination. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties, or determining and disclosing demographic information such as the average income of investors in our sponsored investments.
Sharing with our affiliates
We may share your personally identifiable information with our affiliates engaged in investment or other related financial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial professional, joint owners and IRA custodian.
Sharing with non-affiliated service providers
We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose non-public personal information we collect to such parties. However, before we disclose non-public personal information to a non-affiliated party, we require it to agree to keep our investor information confidential and secure and to use it only as authorized by us.
Also, we will only share your non-public information with non-affiliated third parties under circumstances not covered by state or federal law “opt-out” notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.
We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements:
•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.
•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.
•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.
We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information and prohibit them from making unauthorized or unlawful use of your personal information.
Future Standard and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.
How we protect your information

Future Standard and its affiliates maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information and prevent unauthorized access. This program includes:
•Procedures and specifications for administrative, technical and physical safeguards.
•Security procedures related to the processing, storage, retention and disposal of confidential information.
•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to confidential information.
•Restricting access of customer information to employees who need to know that information to provide products and services to you, and appointing specific employees to oversee our information security program.
Notification of changes to our Privacy Policy
If we decide to change this Privacy Policy, we will post those changes on our website. If at any point we decide to use or disclose your personally identifiable information in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s personally identifiable information in accordance with the privacy policy that was in effect when such information was collected.
Change in control
If Future Standard or any of its affiliates experience a “change in control” (as defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your personally identifiable information to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the personally identifiable information that Future Standard or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your personally identifiable information, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:
•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of Future Standard or an affiliate’s voting securities and/or assets, by operation of law or otherwise.
•Insolvency.
•A general assignment for the benefit of creditors.
•The appointment of a receiver.
•The filing of a bankruptcy or insolvency proceeding.
•The liquidation of assets.
Application of Privacy Policy to Future Standard and our affiliates
This Privacy Policy applies to Future Standard and the following affiliated Future Standard companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P. (d/b/a Future Standard); Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by Future Standard and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.
Questions about this Privacy Policy
If you have any questions about this Privacy Policy and/or our personal information practices, please email us at PrivacyPolicy@FutureStandard.com.

www.futurestandard.com	SAN25-FSCO
© 2025 Future Standard

Item 1. Reports to Stockholders.
(b) The following is a copy of the notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

Future Standard

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://www.futurestandard.com/investments/fs-credit-opportunities-corp
FS Credit Opportunities Corp. Semi-Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
https://bit.ly/fs-investor-login

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
https://bit.ly/fs-investor-login

Item 2.    Code of Ethics.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 3.    Audit Committee Financial Expert.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 4.    Principal Accountant Fees and Services.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 5.    Audit Committee of Listed Registrants.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 6.    Investments.
(a)The Fund’s unaudited consolidated schedule of investments as of June 30, 2025 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 8. Changes In and Disagreements With Accountants For Open-End Management Investment Companies.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 9. Proxy Disclosures For Open-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(2) Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(3) Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(4) Not applicable to this Semi-Annual Report on Form N-CSR.
(b)As of the date of filing of this Semi-Annual Report on Form N-CSR, there has been no change in any of the portfolio managers identified in Item 8(a)(1) of the Fund’s most recently filed annual report on Form N-CSR for the fiscal year ended December 31, 2024.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by this Semi-Annual Report on Form N-CSR.
Item 15. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Semi-Annual Report on Form N-CSR.
Item 16.    Controls and Procedures.
(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Semi-Annual Report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.
(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Semi-Annual Report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 17.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 18. Recovery of Erroneously Awarded Compensation.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 19.    Exhibits.
(a)(1)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(2)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(3)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.
(a)(4)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(5)    Not applicable to this Semi-Annual Report on Form N-CSR.
(b)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Opportunities Corp.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: August 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 25, 2025

By:	/s/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: August 25, 2025